John Hancock Financial Industries Fund

Summary prospectus 8/30/17

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at jhinvestments.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 888-972-8696 or by sending an email request to info@jhinvestments.com. The fund's prospectus and Statement of Additional Information, both dated 3/1/17, as may be supplemented, and most recent financial highlights information included in the shareholder report, dated 10/31/16, are incorporated by reference into this summary prospectus.

TICKERS

R6: JFDRX

Investment objective

To seek capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)	R6
Maximum front-end sales charge (load)	None
Maximum deferred sales charge (load)	None

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R6
Management fee	0.76
Other expenses[1]	0.09
Acquired fund fees and expenses[2]	0.32
Total annual fund operating expenses[3]	1.17

1 "Other expenses," such as expected transfer agency expenses, have been estimated for the first year of operations of the fund's R6 shares.

2 "Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.

3 The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R6
1 year	119
3 years	372
5 years	644
10 years	1,420

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During its most recent fiscal year, the fund's portfolio turnover rate was 38% of the average value of its portfolio.

John Hancock Financial Industries Fund

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. and foreign financial services companies of any size. These companies include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate related firms, insurance companies, and financial holding companies. Equity securities include, but are not limited to, common and preferred stock and their equivalents, such as publicly traded limited partnerships, depositary receipts, rights, and warrants. The fund may invest in companies located in emerging-market countries. The fund may gain exposure to securities described in these strategies through investing in investment companies and pooled investment vehicles.

The manager focuses primarily on equity securities selection rather than industry allocation, using fundamental financial analysis to identify securities that appear comparatively undervalued.

The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in below-investment-grade bonds (i.e., junk bonds) rated as low as CCC by Standard & Poor's Ratings Services or Caa by Moody's Investors Service, Inc. and their unrated equivalents. It may also invest up to 15% of net assets in investment-grade short-term securities. The fund's investment policies are based on credit ratings at the time of purchase.

The fund may invest in derivatives to a limited extent. Derivatives may be used to reduce risk, obtain efficient market exposure, and/or to enhance investment returns, and may include futures contracts, options, and foreign currency forward contracts.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Many factors affect performance, and fund shares will fluctuate in price, meaning you could lose money. The fund's investment strategy may not produce the intended results.

During periods of heightened market volatility or reduced liquidity, governments, their agencies, or other regulatory bodies, both within the United States and abroad, may take steps to intervene. These actions, which could include legislative, regulatory, or economic initiatives, might have unforeseeable consequences and could adversely affect the fund's performance or otherwise constrain the fund's ability to achieve its investment objective.

The fund's main risks are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund's securities could affect the fund's performance.

Cybersecurity and operational risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund's securities may negatively impact performance.

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company's financial condition or overall market conditions. Securities the manager believes are undervalued may never realize their full potential, and in certain markets value stocks may underperform the market as a whole.

Financial services sector risk. A fund investing principally in securities of companies in the financial services sector is particularly vulnerable to events affecting that sector. Financial services companies can be significantly affected by economic, market, and business developments, borrowing costs, interest-rate fluctuations, competition, and government regulation, among other factors.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security's credit quality may adversely affect fund performance.

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closed transations). Derivatives and other strategic transactions that the fund intends to

John Hancock Financial Industries Fund

utilize include: foreign currency foward contracts, futures contracts and options. Futures contracts and options generally are subject to counterparty risk. Derivatives associated with foreign currency transactions are subject to currency risk.

Investment company securities risk. A fund bears underlying fund fees and expenses indirectly.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk. The extent (if at all) to which a security may be sold or a derivative position closed without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Master limited partnership risk. MLPs generally reflect the risks associated with their underlying assets and with pooled investment vehicles. MLPs with credit-related holdings are subject to interest-rate risk and risk of default.

Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer's Board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock's value can depend heavily upon the underlying common stock's value.

Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Sector investing risk. When a fund focuses its investments in a single sector of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the fund were invested more evenly across sectors. Banks and financial services companies could suffer losses when interest rates fall or economic conditions deteriorate and as a result of state and federal regulation.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.

Past performance

The following information illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year compared with a broad-based market index. Past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment.The S&P 500 Index shows how the fund's performance compares with the returns of similar investments.  Performance information is updated daily, monthly, and quarterly and may be obtained at our website, jhinvestments.com, or by calling 888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern time, on most business days.

A note on performance

Class A shares commenced operations on March 14, 1996. Because Class R6 shares of the fund had not commenced operations as of the date of this prospectus, the returns shown are those of Class A shares, except that they do not include sales charges and would be lower if they did.1 Returns for Class R6 shares would have been substantially similar to returns of Class A shares because each share class is invested in the same portfolio of securities and returns would differ only to the extent that expenses of the classes are different.

Please note that after-tax returns reflect the highest individual federal marginal income-tax rate in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.

Calendar year total returns—Class R6 (%)

Best quarter: Q2 '09, 23.62%
Worst quarter: Q4 '08, –31.04%

John Hancock Financial Industries Fund

Average annual total returns (%)—as of 12/31/16	1 year	5 year	10 year
Class R6 (before tax)	20.17	18.17	3.25
after tax on distributions	18.34	17.70	2.63
after tax on distributions, with sale	12.91	14.78	2.57
S&P 500 Financials Index (reflects no deduction for fees, expenses, or taxes)	22.80	19.47	–0.36
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96	14.66	6.95

1 Previously, returns for Class R6 shares were shown as Class A shares that were recalculated to apply the estimated gross fees and expenses of Class R6 shares.

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Susan A. Curry Portfolio Manager Managed the fund since 2004	Ryan P. Lentell, CFA Managing Director and Portfolio Manager Managed the fund since 2015	Lisa A. Welch Senior Portfolio Manager Managed the fund since 1998

Purchase and sale of fund shares

The minimum initial investment requirement for Class R6 shares is $1 million, except that there is no minimum for qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, Trustees, employees of the advisor or its affiliates, or members of the fund's portfolio management team. There are no minimum investment requirements for subsequent purchases to existing accounts. You may redeem shares of the fund on any business day by mail, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our website, jhinvestments.com; or by telephone, 888-972-8696.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

© 2017 JOHN HANCOCK FUNDS, LLC 700R6SP 8/30/17 SEC file number: 811-03999